UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2021

BRILLIANT ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	333-237153	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Dan Ba Road, C-9, Putuo District,

Shanghai, Peoples Republic of China

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (86) 021-80125497

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Ordinary Share, one Right and one Redeemable Warrant	BRLIU	The Nasdaq Capital Market

Ordinary Shares, no par value per share	BRLI	The Nasdaq Capital Market

Rights, each right entitling the holder to 1/10 of one Ordinary Share	BRLIR	The Nasdaq Capital Market

Warrants, each warrant exercisable for one Ordinary Share for $11.50 per share	BRLIW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on April 19, June 8 and August 31, 2021 respectively, the Company received three notices from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that, as a result of the Company’s failure to timely file its Annual Report on form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”), and its Quarterly Report on Form 10-Q for the period ended March 31, 2021 and for the period ended June 30, 2021 (the “Quarterly Reports”), the Company no longer complied with the continued listing requirements set forth in Nasdaq Listing Rule 5250(c)(1) (the “Rule”).

On October 12, 2021, the Company filed the relevant Annual Report and Quarterly Reports with the Securities and Exchange Commission, and on October 13, 2021, the Company received two letters (the “Compliance Letters”) from the Listing Qualifications Department of Nasdaq notifying the Company that upon reviewing the filed Annual Report and the Quarterly Report for the period ended March 31, 2021, Nasdaq determined that the Company now complies with the Rule. On October 18, 2021, the Company received an additional letter (the “Additional Compliance Letter”) from the Listing Qualifications Department of Nasdaq, notifying the Company that upon reviewing the filed Quarterly Report for the period ended June 30, 2021, Nasdaq determined the Company now complies with the Rule. Nasdaq additionally noted that the matters are now closed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRILLIANT ACQUISITION CORPORATION

	By:	/s/ Dr. Peng Jiang
		Name:	Dr. Peng Jiang
		Title:	Chief Executive Officer

Dated: October 18, 2021